                                                                   EXHIBIT 10.12
                                                                   -------------

                            THE AMENDED AND RESTATED
                           TENNECO INC. SUPPLEMENTAL
                           EXECUTIVE RETIREMENT PLAN


                                    PURPOSE
                                    -------

     The Tenneco Inc. Supplemental Executive Retirement Plan (the "Plan") is maintained as an unfunded plan solely for the purpose of providing retirement benefits with respect to certain employees that are equal to retirement benefits lost under the Tenneco Inc. Retirement Plan (the "Retirement Plan") as a result of the imposition of the limitation, contained in Section 401(a)(17) of the Internal Revenue Code of 1986, as amended (the "Code"), upon the amount of a Retirement Plan participant's annual compensation that may be taken into account under the Retirement Plan for any plan year.

                                    THE PLAN
                                    --------

Effective Date
--------------

     This Plan is effective as of January 1, 1989.

Eligibility
-----------

     An employee shall be eligible for benefits under this Plan if the employee is a participant in the Tenneco Inc. Retirement Plan and the employee's benefits under the Retirement Plan are limited by provisions of the Retirement Plan which are designed solely to comply with Section 401(a)(17) of the Code. In no event shall an employee who is not entitled to benefits under the Retirement Plan be eligible for benefits under this Plan. An employee who is eligible for benefits under this Plan is identified herein as a "Participant". Except where this Plan expressly indicates otherwise, any term used in this Plan shall have the same definition that the term has in the Retirement Plan.

Amount of Benefit
-----------------

     The benefit payable under this Plan to a Participant, or to (the Participant's eligible spouse, Eligible Child(ren), joint annuitant or other beneficiary(ies), all as determined under the provisions of the Retirement Plan, shall equal the excess, if any, of (a) over (b) where:

          (a) is the benefit that would be paid to such Participant, or to the Participant's beneficiary(ies), under the Retirement Plan if the provisions of the Retirement Plan were administered without regard to the limitation imposed pursuant to Section 401(a)(17) of the Code upon the amount of annual compensation that may be taken into account under the Retirement Plan for any plan year, as well as the limitations imposed pursuant to

     Section 415 of the Code upon benefits that may be provided by the Retirement Plan; and

          (b) is the benefit that is payable to such Participant, or to the Participant's beneficiary(ies), under the Retirement Plan and under the Retirement Plan Benefit Equalization portion (arising with respect to the Retirement Plan) of the Tenneco Inc. Benefit Equalization Plan.

Form of Benefit

     Any benefit under this Plan shall be paid to the Participant, or to his beneficiary, in the same form and manner as the benefit payments made to, or with respect to, the Participant under the Tenneco Inc. Retirement Plan ("TRP"). Notwithstanding the preceding sentence, a Participant or his beneficiary also may elect to receive payment of the benefit described in the section entitled Amount of Benefit in the form of a lump sum. In addition, if the benefit payable from this Plan (expressed as an age 65 life annuity) would be less than $50 per month, the benefit payable from this Plan automatically shall be paid as a lump sum. The actuarial factors set forth in the TRP shall be used to compute benefits hereunder.

Funding

     This Plan shall be maintained as an unfunded plan which is not intended to meet the qualification requirements of Section 401 of the Code. All benefits under this Plan shall be payable solely from the general assets of or its appropriate affiliates of Tenneco Inc. No Participant or beneficiary shall be entitled to receive any benefits under this Plan from the funds maintained in accordance with the provisions of the Retirement Plan.

No Assignment

     No benefit under this Plan shall be assignable or alienable or subjected, by attachment or otherwise, to the claims of creditors of a Participant or beneficiary.

No Guarantee of Employment

     This Plan shall not be construed to give any Participant the right to be retained in the employment of Tenneco Inc. or any of its affiliates.

Operation and Administration

     This Plan shall be operated under the direction of the Compensation and Benefits Committee of the Board of Directors of Tenneco Inc. and administered by the Tenneco Benefits Committee.

     The Tenneco Benefits Committee's decision in all matters involving the interpretation and application of this Plan shall be final and binding. The Tenneco Benefits

Committee shall establish a claims procedure which satisfies the requirements of the Employee Retirement Income Security Act of 1974, as amended.

Governing Law

     To the extent not preempted by federal law, this Plan shall be construed, administered and enforced in accordance with the laws of the State of Texas.

Amendment and Discontinuance

     Tenneco Inc. expects to continue this Plan indefinitely but reserves the right, by action of its Board of Directors, to amend or discontinue it, if the Board, in its sole judgment, deems such amendment or discontinuance to be necessary or desirable. However, no such amendment or discontinuance shall impair or adversely affect any benefits accrued under this Plan as of the date of such action (determined as if each Participant then employed had terminated his employment with Tenneco Inc. and its affiliates as of the date of such amendment or discontinuance).

     IN WITNESS WHEREOF, and as conclusive evidence of the adoption of the foregoing, Tenneco Inc., a Delaware corporation, has caused its corporate seal to be affixed hereto and these presents to be duly executed in its name and behalf by its proper officers thereunto duly authorized this ____ day of __________________, 1996.

(Corporate Seal)                       TENNECO INC.


                                           By: /s/ Robert G. Simpson
                                               ----------------------------
                                                   Senior Vice President

                    THE TENNECO INC. SUPPLEMENTAL EXECUTIVE
                       RETIREMENT PLAN CLAIMS PROCEDURE


Pursuant to the provisions of the Tenneco Inc. Supplemental Executive Retirement Plan (the "Plan"), the Tenneco Benefits Committee (the "Committee") adopts the following claims procedure for use in the administration of the Plan:


                               CLAIMS PROCEDURE

A.   Claims for Benefits

     1. As a prerequisite to payment of any benefit under the Plan, the Participant or the beneficiary of the deceased Participant shall make a claim in such manner as the Committee may reasonably require;

     2. Promptly upon the receipt of such claim, the Committee shall determine whether the claimant is entitled to the benefit and, if so, the amount thereof.

B.   Denial of Benefits

     In the event that any claim for a benefit under this Plan is denied, in whole or in part, the Committee shall furnish the claimant with a written notice setting forth in a manner calculated to be understood by the claimant:

     1.   The specific reasons for the denial;

     2. Specific reference to any pertinent provisions of this Plan upon which the denial is based;

     3. A description of any additional material or information necessary for the claimant to perfect the claim and an explanation of why such material or information is necessary; and

     4. Appropriate information as to the steps to be taken if the claimant wishes to submit the claim for review.

     A claim shall be deemed denied if the Committee does not approve the claim and fails to furnish the aforesaid notice of denial before the expiration of a period commencing with its receipt of the claim and consisting of 90 days, plus such extension of time for processing the claim, not to exceed 90 additional days, as special circumstances require, provided, that, prior to the expiration of the initial 90 days of the period, the claimant has been furnished with a written notice, which indicates the special circumstances requiring the extension and the date by which a decision regarding the claim is expected to be rendered.

C.   Review of Denied Claims

     A claimant whose claim for a benefit under the Plan is denied, either in whole or in part, shall have the right, to be exercised by written application filed with the Committee not later than the 60th day after receipt of notice of such denial, to request a review of the claim. Such request for review may contain such issues and comments as the claimant may wish considered in the review and the Committee shall permit the claimant to review pertinent documents in its possession, including copies of the Plan. The Committee shall make a final determination with respect to the claim as soon as practicable. Notice of the final determination shall be furnished to the claimant in writing, in a manner reasonably calculated to be understood by the claimant, and shall set forth the specific reasons for the determination and specific references to any pertinent provisions of the Plan upon which the determination is based. A claim shall be deemed denied on review if the Committee fails to furnish the aforesaid notice of final determination before the expiration of a period commencing with its receipt of the request for review of the claim and consisting of 60 days, plus such extension of time for completing the review, not to exceed 60 additional days, as special circumstances require, provided, that prior to the expiration of the initial 60 days of the period, the claimant has been furnished with a written notice which indicates the special circumstances requiring the extension and the date by which a decision regarding the review of the claim is expected to be rendered.

APPROVED ON BEHALF OF THE TENNECO BENEFITS COMMITTEE:



By: /s/ Kim R. Bacon
    ----------------------

                              SPECIAL APPENDIX I
                              TO THE TENNECO INC.
                    SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN

          Pursuant to the authority reserved by the Company to amend the Tenneco Inc. Supplemental Executive Retirement Plan ("Plan"), the Plan is hereby amended by adding Special Appendix I thereto effective October 1, 1995.

          The purpose of this Special Appendix I to the Tenneco Inc. Supplemental Retirement Plan is to provide a window benefit "Window Benefit" to those highly compensated employees employed within the Tenneco Affiliated Group ("the Company") who elect to participate in the Tenneco Management Company Early Retirement Window Program ("Program").

          The amount of the benefits payable under this Special Appendix I shall be in lieu of (i) any benefits that would otherwise be payable to a highly compensated employee of the Company if the Window Benefit was paid in accordance with Special Appendix XLV-AA of the Tenneco Inc. Retirement Plan ("TRP") and
(ii) any benefits to which an Eligible Participant would otherwise be entitled under the Benefits Equalization Plan.

The following rules shall govern notwithstanding any other provision of the Plan to the contrary:

A.   Window Benefit:

     (1) An Eligible Participant, as defined below, who retires from the Company during the Window Period shall receive one of the following:

          a.  An addition two (2) Years of Participation, as defined in Section
              1.37 of the TRP and an additional two (2) Years of Service as defined in Section 1.38 of the TRP; or

          b.  An additional two (2) years of age under the TRP.

          Each Eligible Participant who elects to retire during the Window Period shall be permitted to elect which of the foregoing additions he shall receive. The elected addition shall be used for all purposes under this Plan. The additional years of age or Years of Service and Participation, as applicable, shall be added at the date the Eligible Participant actually separates from service with the Company. Notwithstanding the foregoing, nothing in this Special Appendix should be deemed to alter the TRP's rules which limit the number of Years of Participation or Years of Service counted.

     (2) The amount of the Window Benefit shall be the difference between (a) the benefit payable under the TRP without regard to the restrictions of Sections 415 or 401(a)(17) of the Code, computed including the additional years of Participation, Years of Service or age as set forth in (1) above, and (b) the benefit actually payable under the TRP.

     (3) Benefits payable under this Special Appendix I shall be payable in a lump sum or in those forms of payment set forth in the TRP.

     (4) The spousal consent requirements and provisions with respect to payments to beneficiaries set forth in the TRP shall apply to the benefits payable under this Special Appendix I.

     (5) The benefit described in this Special Appendix I shall not be a permanent benefit under the Plan and its availability as a Plan benefit shall expire on September 30, 1996.

B.   Definitions:

     (1) Any capitalized term not defined in this Special Appendix shall have the same meaning as provided in the Plan or in the TRP, except where the context specifically provides for another meaning. For purposes of this Special Appendix, the following terms defined in this Section shall have the defined meaning when capitalized.

               a. "Eligible Participant" means an individual who during the
                  Window Period and at the time retirement is elected, meets each of the following requirements:

                  1.  is a Highly Compensated Employee;

                  2.  is an active Participant under the TRP;

                  3. attains or has attained age 53 and at least ten (1) Years of Service or has attained age 55 and at least eight (8) Years of Service;

                  4. is an active Employee of Tenneco Management Company (discharged employees or those on lay-off status (permanent or temporary) and who are not accruing service under the TRP are not Eligible Participants); and

                  5. executes such documents as may be required by Tenneco Inc. or by the Tenneco Benefits Committee.

          Notwithstanding the foregoing, the Chief Executive Officer of Tenneco Inc. and those individuals eligible for benefits under the Tenneco Inc. Pilots' Supplemental Retirement Plan shall not be Eligible Participants under the Plan.

          b. "Highly Compensated Employee" means an employee who on his date of termination of employment is a participant in the TRP (as defined therein) and is also a highly compensated employee within the meaning of section 414(q) of the Code.

          c. "Tenneco Affiliated Group" shall have the same meaning as set forth in the TRP.

          d. "Window Period" means the period beginning October 1, 1995 and ending September 30, 1996.


          IN WITNESS WHEREOF, and as conclusive evidence of the adoption of the foregoing, the Tenneco Benefits Committee hereby adopts this Special Appendix I on this _____ day of_________, 1996 to be effective as of October 1, 1995.


                         TENNECO BENEFITS COMMITTEE

                         By:  /s/ Kim R. Bacon
                              -----------------------------------
                         Its: Member

                          SPECIAL APPENDIX II TO THE
              TENNECO INC. SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN
              ---------------------------------------------------


          In consideration of his services to Tenneco Management Company (the "Company") and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company, pursuant to the authority set forth in the Tenneco Inc. Supplemental Executive Retirement Plan ("Plan"), hereby amends the Plan to add Special Appendix II ("Special Appendix II") for the benefit of Robert T. Blakely ("Blakely"), and the parties hereto agree as follows, effective January 1, 1996:

     1. The aggregate monthly pension benefits to which Blakely and his surviving spouse shall be entitled hereunder (provided that Blakely vests in such benefits as provided in Section 3 hereof) shall be equal to the additional benefits to which Blakely and his surviving spouse would be entitled under the Tenneco Inc. Retirement Plan, the Tenneco Inc. Benefit Equalization Plan and the Tenneco Inc. Supplemental Executive Retirement Plan (without regard to this Special Appendix II), each computed as a single life annuity and using the generally applicable rules and actuarial factors of such plans, except that Blakely's compensation used to compute his monthly pension benefit shall include his bonus for the year earned (regardless of when paid).

     2. Blakely shall receive benefits under this Special Appendix II in the form of a single life annuity, or in a lump sum or in another form permitted under the Tenneco Inc. Retirement Plan. If Blakely dies before commencing to receive the benefits described hereunder, his beneficiary will receive a death benefit which is the present value of the benefits which he has accrued hereunder as of the date of his death. The actuarial factors set forth in the Tenneco Inc. Retirement Plan shall be used to compute the benefits payable hereunder.

     3. Blakely shall vest in the pension benefit provided under this Special Appendix II as follows:

          (a) Provided that Blakely serves the Company as an officer until December 31, 1996, he shall be 50% vested in the benefit provided under this Special Appendix II.

          (b) Provided that Blakely serves the Company as an officer until December 31, 1997, he shall be 100% vested in the benefit provided under this Special Appendix II.

     4. Notwithstanding any other provision hereof, Blakely shall have a fully vested and non-forfeitable interest in the benefit provided under this Special Appendix II in the event of a Change in Control. For this purpose, "Change in Control" means a Change in Control as that term is defined in the Tenneco Benefits Protection Trust Agreement, a copy of which is attached for ease of reference.

     5. This Special Appendix II shall be administered by the Company, and the Company shall bear all costs of administration.

     6. This Special Appendix II contains all of the terms agreed upon by the parties with respect to the subject matter hereof and supersedes all prior agreements, arrangements and communications between the parties dealing with such subject matter, whether oral or written.

     7. Benefits provided for hereunder may not be assigned or hypothecated, and to the extent permitted by law, no such benefits shall be subject to legal process or attachment for the payment of any claims against any person entitled to receive the same.

     8. If it shall be found that any person to whom a payment is due hereunder is unable to care for his affairs because of physical or mental disability, as determined by a licensed physician, the Company shall have the authority to cause the payments becoming due such person to be made to the legally appointed guardian of any such person or the spouse, brother, sister, or other person as it shall determine. Payments made pursuant to such power shall operate as a complete discharge of the Company.

     9. The Special Appendix II shall be construed, regulated and administered according to the laws of the State of Texas.

     10. This Special Appendix II shall be binding upon any successor (whether direct or indirect, by purchase, merger, consolidation, or otherwise) to all or substantially all of the business and/or assets of the Company in the same manner and to the same extent that the Company would be bound to perform if no such succession had taken place.

     11. Benefits to be paid under this Special Appendix II shall be paid out of general corporate assets when due, and are not funded, or guaranteed by any government agency.

     12. This Special Appendix II may be amended or terminated only by written agreement between and among the parties hereto.

                                  /s/ Robert T. Blakely
                                  ---------------------
                                  Robert T. Blakely

                                  TENNECO MANAGEMENT COMPANY

                                  By /s/ Dana G. Mead
                                  -----------------------------------
                                  Its
                                     --------------------------------

                          SPECIAL APPENDIX III TO THE
              TENNECO INC. SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN
              ---------------------------------------------------

          In consideration of his services to Tenneco Management Company (the "Company") and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company, pursuant to the authority set forth in the Tenneco Inc. Supplemental Executive Retirement Plan ("Plan"), hereby amends the Plan to add Special Appendix III for the benefit of John J. Castellani ("Castellani"), and the parties hereto agree as follows, effective January 1, 1996:

          1. The monthly normal retirement pension benefits to which Castellani and his surviving spouse shall be entitled hereunder shall be equal to the normal retirement pension benefits to which Castellani and his surviving spouse would be entitled under the Tenneco Inc. Retirement Plan (the "TRP"), computed using the generally applicable rules of such plan and adding eleven
(11) years of additional service, for all purposes, less the total of (i) any normal retirement benefit payable to Castellani from TRW's qualified defined benefit pension plan; and (ii) any normal retirement benefit payable under the TRP.

          2. Castellani shall receive benefits under this Special Appendix III in the form of a single life annuity, or in a lump sum or in another form permitted under the Tenneco Inc. Retirement Plan. If Castellani dies before commencing to receive the benefits described hereunder, his beneficiary will receive a death benefit which is the present value of the benefits which he has accrued hereunder as of the date of his death. The actuarial factors set forth in the TRP shall be used to compute the benefits payable hereunder.

          3. Castellani and his surviving spouse shall be entitled to benefits hereunder prior to his normal retirement under the following rules. If Castellani or his surviving spouse become entitled to benefits under the TRP under its generally applicable rules prior to Castellani attaining normal retirement, Castellani and his surviving spouse shall be entitled to a benefit hereunder equal to the benefit that would be payable under the TRP at the time in question if the benefit stated in Section 1 hereof were Castellani's normal retirement benefit under the TRP. Only actual service is counted for purposes of determining whether Castellani or his surviving spouse qualify for benefits under the TRP prior to Castellani attaining normal retirement.

          4. This Special Appendix III shall be administered by the Company, and the Company shall bear all costs of administration.

          5. This Special Appendix III contains all of the terms agreed upon by the parties with respect to the subject matter hereof and supersedes all prior agreements, arrangements and communications between the parties dealing with such subject matter, whether oral or written.

          6. Benefits provided for hereunder may not be assigned or hypothecated, and to the extent permitted by law, no such benefits shall be subject to legal process or attachment for the payment of any claims against any person entitled to receive the same.

          7. If it shall be found that any person to whom a payment is due hereunder is unable to care for his affairs because of physical or mental disability, as determined by a licensed physician, the Company shall have the authority to cause the payments becoming due such person to be made to the legally appointed guardian of any such person or the spouse, brother, sister, or other person as it shall determine. Payments made pursuant to such power shall operate as a complete discharge of the Company.

          8. The Special Appendix III shall be construed, regulated and administered according to the laws of the State of Texas.

          9. This Special Appendix III shall be binding upon any successor (whether direct or indirect, by purchase, merger, consolidation, or otherwise) to all or substantially all of the business and/or assets of the Company in the same manner and to the same extent that the Company would be bound to perform if no such succession had taken place.

          10. Benefits to be paid under this Special Appendix III shall be paid out of general corporate assets when due, and are not funded, or guaranteed by any government agency.

          11. This Special Appendix III may be amended or terminated only by written agreement between and among the parties hereto.

                                       /s/ John J. Castellani
                                       --------------------------
                                       John J. Castellani

                                       TENNECO MANAGEMENT COMPANY

                                       By /s/ Dana G. Mead
                                         ------------------------

                                       Its ______________________

                          SPECIAL APPENDIX IV TO THE
              TENNECO INC. SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN
              ---------------------------------------------------

          In consideration of his services to Tenneco Management Company (the "Company") and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company, pursuant to the authority set forth in the Tenneco Inc. Supplemental Executive Retirement Plan ("Plan"), hereby amends the Plan to add Special Appendix IV ("Special Appendix IV") for the benefit of Stacy S. Dick ("Dick"), and the parties hereto agree as follows, effective January 1, 1996:

          1. The monthly pension benefits to which Dick and his surviving spouse shall be entitled hereunder shall be equal to the additional benefits to which Dick and his surviving spouse would be entitled under the Tenneco Inc. Retirement Plan, the Tenneco Inc. Benefit Equalization Plan and the Tenneco Inc. Supplemental Executive Retirement Plan (without regard to this Special Appendix
IV) (the "Tenneco Plans") each computed as a single life annuity and using the generally applicable rules and actuarial factors of such plans with the following special provisions:

          (a) For all purposes, including without limitation, benefit accrual and eligibility for early retirement benefits, Dick shall be credited with five (5) additional years of service; and

          (b) Dick's compensation used to compute his monthly pension benefit shall include his bonus for the year earned (regardless of when paid).

     2. Dick shall receive benefits under this Special Appendix IV in the form of a single life annuity, or in a lump sum or in another form permitted under the Tenneco Inc. Retirement Plan. If Dick dies before commencing to receive the benefits described hereunder, his beneficiary will receive a death benefit which is the present value of the benefits which he has accrued hereunder as of the date of his death. The actuarial factors set forth in the Tenneco Inc. Retirement Plan shall be used to compute the benefits payable hereunder.

     3. This Special Appendix IV shall be administered by the Company, and the Company shall bear all costs of administration.

     4. This Special Appendix IV contains all of the terms agreed upon by the parties with respect to the subject matter hereof and supersedes all prior agreements, arrangements and communications between the parties dealing with such subject matter, whether oral or written.

     5. Benefits provided for hereunder may not be assigned or hypothecated, and to the extent permitted by law, no such benefits shall be subject to legal process or attachment for the payment of any claims against any person entitled to receive the same.

     6. If it shall be found that any person to whom a payment is due hereunder is unable to care for his affairs because of physical or mental disability, as determined by a licensed physician, the Company shall have the authority to cause the payments becoming due such person to be made to the legally appointed guardian of any such person or the spouse, brother, sister, or other person as it shall determine. Payments made pursuant to such power shall operate as a complete discharge of the Company.

     7. The Special Appendix IV shall be construed, regulated and administered according to the laws of the State of Texas.

     8. This Special Appendix IV shall be binding upon any successor (whether direct or indirect, by purchase, merger, consolidation, or otherwise) to all or substantially all of the business and/or assets of the Company in the same manner and to the same extent that the Company would be bound to perform if no such succession had taken place.

     9. Benefits to be paid under this Special Appendix IV shall be paid out of general corporate assets when due, and are not funded, or guaranteed by any government agency.
     10. This Special Appendix IV may be amended or terminated only by written agreement between and among the parties hereto.

                                       /s/ Stacy S. Dick
                                       --------------------------
                                       Stacy S. Dick

                                       TENNECO MANAGEMENT COMPANY

                                       By /s/ Dana G. Mead
                                          -----------------------
                                       Its_______________________

                           SPECIAL APPENDIX V TO THE
              TENNECO INC. SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN
              ---------------------------------------------------


          In consideration of his services to Tenneco Management Company (the "Company") and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company, pursuant to the authority set forth in the Tenneco Inc. Supplemental Executive Retirement Plan ("Plan"), amends the Plan to add Special Appendix V for the benefit of Arthur H. House ("House"), and the parties hereto agree as follows, effective January 1, 1996:

          1. The monthly normal retirement pension benefits to which House and his surviving spouse shall be entitled hereunder shall be equal to the normal retirement pension benefits to which House and his surviving spouse would be entitled under the Tenneco Inc. Retirement Plan (the "TRP"), computed using the generally applicable rules of such plan and adding five (5) years of additional service, for all purposes, including without limitation, benefit accrual and eligibility for early retirement benefits, less any benefit payable under the TRP.

          2. House shall receive benefits under this Special Appendix V in the form of a single life annuity, or in a lump sum or in another form permitted under the Tenneco Inc. Retirement Plan. If House dies before commencing to receive the benefits described hereunder, his beneficiary will receive a death benefit which is the present value of the benefits which he has accrued hereunder as of the date of his death. The actuarial factors set forth in the TRP shall be used to compute the benefits payable hereunder.

          3. This Special Appendix V shall be administered by the Company, and the Company shall bear all costs of administration.

          4. This Special Appendix V contains all of the terms agreed upon by the parties with respect to the subject matter hereof and supersedes all prior agreements, arrangements and communications between the parties dealing with such subject matter, whether oral or written.

          5. Benefits provided for hereunder may not be assigned or hypothecated, and to the extent permitted by law, no such benefits shall be subject to legal process or attachment for the payment of any claims against any person entitled to receive the same.

          6. If it shall be found that any person to whom a payment is due hereunder is unable to care for his affairs because of physical or mental disability, as determined by a licensed physician, the Company shall have the authority to cause the payments becoming due such person to be made to the legally appointed guardian of any such person or the spouse, brother, sister, or other person as it shall determine. Payments made pursuant to such power shall operate as a complete discharge of the Company.

          7. The Special Appendix V shall be construed, regulated and administered according to the laws of the State of Texas.

          8. This Special Appendix V shall be binding upon any successor (whether direct or indirect, by purchase, merger, consolidation, or otherwise) to all or substantially all of the business and/or assets of the Company in the same manner and to the same extent that the Company would be bound to perform if no such succession had taken place.

          9. Benefits to be paid under this Special Appendix V shall be paid out of general corporate assets when due, and are not funded, or guaranteed by any government agency.

          10. This Special Appendix V may be amended or terminated only by written agreement between and among the parties hereto.

                                       /s/ Arthur H. House
                                       --------------------------
                                       Arthur H. House

                                       TENNECO MANAGEMENT COMPANY

                                       By /s/ Dana G. Mead
                                         ------------------------
                                       Its_______________________

                           SPECIAL APPENDIX VI TO THE
              TENNECO INC. SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN
              ---------------------------------------------------


          In consideration of his services to Newport News Shipbuilding & Dry Dock Company (the "Company") and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company, pursuant to the authority set forth in the Tenneco Inc. Supplemental Executive Retirement Plan ("Plan"), amends the Plan to add Special Appendix VI for the benefit of W.
R. Phillips, Jr. ("Phillips"), as that term is defined herein, and the parties hereto agree as follows, effective January 1, 1996:

          1. Phillips shall be entitled to a monthly life only pension benefit from the Company in the amount of $14,461.34 commencing on the first day of the calendar month immediately following the termination of his employment with the Company, less any normal retirement benefit payable under the Tenneco Inc. Retirement Plan (the "TRP"). Such benefit shall be converted to a benefit payable in either a lump sum or in the same form as Phillips's benefit under the TRP. If Phillips dies before commencing to receive the benefits described hereunder, his beneficiary will receive a death benefit which is the present value of the benefits which he has accrued hereunder as of the date of his death. The actuarial factors set forth in the TRP shall be used to compute the amount of the benefit payable hereunder.

          2. This Special Appendix VI shall be administered by the Company, and the Company shall bear all costs of administration.

          3. This Special Appendix VI contains all of the terms agreed upon by the parties with respect to the subject matter hereof and supersedes all prior agreements, arrangements and communications between the parties dealing with such subject matter, whether oral or written.

          4. Benefits provided for hereunder may not be assigned or hypothecated, and to the extent permitted by law, no such benefits shall be subject to legal process or attachment for the payment of any claims against any person entitled to receive the same.

          5. If it shall be found that any person to whom a payment is due hereunder is unable to care for his affairs because of physical or mental disability, as determined by a licensed physician, the Company shall have the authority to cause the payments becoming due such person to be made to the legally appointed guardian of any such person or the spouse, brother, sister, or other person as it shall determine. Payments made pursuant to such power shall operate as a complete discharge of the Company.

          6. The Special Appendix VI shall be construed, regulated and administered according to the laws of the State of Texas.

          7. This Special Appendix VI shall be binding upon any successor (whether direct or indirect, by purchase, merger, consolidation, or otherwise) to all or substantially all of the business and/or assets of the Company in the same manner and to the same extent that the Company would be bound to perform if no such succession had taken place.

          8. Benefits to be paid under this Special Appendix VI shall be paid out of general corporate assets when due, and are not funded, or guaranteed by any government agency.
          9. This Special Appendix VI may be amended or terminated only by written agreement between and among the parties hereto.
          IN WITNESS WHEREOF, and to record the adoption of this Special Appendix VI, the undersigned has executed this document this ____ day of ______________, 1996, on behalf of the Company.

                                     /s/ W.R. Phillips, Jr.
                                     --------------------------
                                     W. R. Phillips, Jr.

                                     TENNECO MANAGEMENT COMPANY

                                     By /s/ Dana G. Mead
                                        -----------------------
                                     Its
                                         ----------------------

                          SPECIAL APPENDIX VII TO THE
              TENNECO INC. SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN
              ---------------------------------------------------


          In consideration of his services to Tenneco Management Company (the "Company") and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company, pursuant to the authority set forth in the Tenneco Inc. Supplemental Executive Retirement Plan ("Plan"), amends the Plan to add Special Appendix VII for the benefit of Barry
R. Schuman ("Schuman"), and the parties hereto agree as follows, effective January 1, 1996:

     1. The monthly pension benefits to which Schuman and his surviving spouse shall be entitled hereunder shall be equal to the additional benefits to which Schuman and his surviving spouse would be entitled under the Tenneco Inc. Retirement Plan, the Tenneco Inc. Benefit Equalization Plan, and the Tenneco Inc. Supplemental Executive Retirement Plan, (collectively, the "Tenneco Plans"), computed using the generally applicable rules of such plans, with the following special provisions:

          (a) For all purposes, including without limitation, benefit accrual, death benefits, normal retirement and eligibility for early retirement benefits, Schuman shall be credited with 11 additional years of service; and

          (b) Schuman's compensation used to compute his monthly pension benefit shall include his bonus earned for the year (regardless of when paid).

     2. Schuman shall receive benefits under this Special Appendix VII in the form of a single life annuity, or in a lump sum or in another form permitted under the Tenneco Inc. Retirement Plan. If Schuman dies before commencing to receive the benefits described hereunder, his beneficiary will receive a death benefit which is the present value of the benefits which he has accrued hereunder as of the date of his death. The actuarial factors set forth in the Tenneco Inc. Retirement Plan shall be used to compute the benefits payable hereunder.

     3. The aggregate monthly pension benefits to which Schuman and his surviving spouse shall be entitled under the Tenneco Plans and this Special Appendix VII shall be no less than the amount to which Schuman and his surviving spouse would have been entitled if Schuman's coverage under the Union Pacific Basic and Supplemental defined benefit plans in effect at the time he left Union Pacific had continued until Schuman's separation from service with the Company, less any benefits Schuman and his surviving spouse are entitled to receive from such Union Pacific defined benefit plans.

     4. This Special Appendix VII shall be administered by the Company, and the Company shall bear all costs of administration.

     5. This Special Appendix VII contains all of the terms agreed upon by the parties with respect to the subject matter hereof and supersedes all prior agreements, arrangements and communications between the parties dealing with such subject matter, whether oral or written.

     6. Benefits provided for hereunder may not be assigned or hypothecated, and to the extent permitted by law, no such benefits shall be subject to legal process or attachment for the payment of any claims against any person entitled to receive the same.

     7. If it shall be found that any person to whom a payment is due hereunder is unable to care for his affairs because of physical or mental disability, as determined by a licensed physician, the Company shall have the authority to cause the payments becoming due such person to be made to the legally appointed guardian of any such person or the spouse, brother, sister, or other person as it shall determine. Payments made pursuant to such power shall operate as a complete discharge of the Company.

     8. The Special Appendix VII shall be construed, regulated and administered according to the laws of the State of Texas.

     9. This Special Appendix VII shall be binding upon any successor (whether direct or indirect, by purchase, merger, consolidation, or otherwise) to all or substantially all of the business and/or assets of the Company in the same manner and to the same extent that the Company would be bound to perform if no such succession had taken place.

     10. Benefits to be paid under this Special Appendix VII shall be paid out of general corporate assets when due, and are not funded, or guaranteed by any government agency.
     11. This Special Appendix VII may be amended or terminated only by written agreement between and among the parties hereto.

                                     /s/ Barry R. Schuman
                                     --------------------------
                                     Barry R. Schuman

                                     TENNECO MANAGEMENT COMPANY

                                     By /s/ Dana G. Mead
                                        -----------------------
                                     Its
                                         ----------------------

                               SPECIAL APPENDIX VIII TO THE
              TENNECO INC. SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN
              ---------------------------------------------------


          In consideration of his services to Tenneco Packaging Inc. (the "Company") and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company, pursuant to the authority set forth in the Tenneco Inc. Supplemental Executive Retirement Plan ("Plan"), hereby amends the Plan to add Special Appendix VIII ("Special Appendix VIII") for the benefit of Paul T. Stecko ("Stecko"), and the parties hereto agree as follows, effective January 1, 1996:

          12. The aggregate monthly pension benefits to which Stecko and his surviving spouse shall be entitled under the Tenneco Inc. Retirement Plan, the Tenneco Inc. Benefit Equalization Plan, the Tenneco Inc. Supplemental Executive Retirement Plan (without regard to this Special Appendix VIII) (collectively, the "Tenneco Plans") and this Special Appendix VIII shall be no less than the amount to which Stecko and his surviving spouse would have been entitled if Stecko's coverage under the International Paper defined benefit plans in effect as of December 3, 1993, had continued until Stecko's separation from service with the Company, less any benefits Stecko and his surviving spouse are entitled to receive from such International Paper defined benefit plans. The amount of the benefits payable under the Tenneco Plans and the International Paper defined plans shall be computed as a single life annuity based on the actuarial factors applicable to each such plan.

          13. If Stecko would not otherwise meet the service requirements for early retirement eligibility under the Tenneco Plans but he would meet such service requirements counting his years of service with International Paper, he and his surviving spouse shall be entitled to monthly benefits hereunder which, when taken together with monthly benefits to which he and his surviving spouse are entitled under the Tenneco Plans and the International Paper defined benefit plans, are no less than the benefits to which he and his surviving spouse would have been entitled (subject to the rule stated in Section 1 above) had he met such requirements.

          14. For purposes of determining the amount to which Stecko and his surviving spouse would have been entitled if Stecko's coverage under the International Paper defined benefit plans in effect as of December 3, 1993, had continued until Stecko's separation from service with the Company, (i.e., the minimum benefit described in Section 1 hereof) all of Stecko's service with International Paper and the Company shall be aggregated to determine whether Stecko has met the service requirements for early retirement eligibility under the International Paper defined benefit plans.

          15. Stecko shall receive benefits under this Special Appendix VIII in the form of a single life annuity. In addition Stecko may elect to receive benefits under this Special Appendix VIII in the form of a lump sum distribution or in any other form then permitted under the Tenneco Inc. Retirement Plan ("TRP"). If Stecko dies before commencing to receive the benefits described hereunder, his Beneficiary will receive a death benefit in a lump sum distribution which is the present value of the benefits which he has accrued hereunder as of the date of his death. If Stecko dies before commencing to receive the benefits described hereunder, his beneficiary will receive a death benefit which is the present value of the benefits which he has accrued hereunder as of the date of his death. The actuarial factors set forth in the TRP shall be used to compute the benefits payable hereunder.

          16. This Special Appendix VIII shall be administered by the Company, and the Company shall bear all costs of administration.

          17. This Special Appendix VIII contains all of the terms agreed upon by the parties with respect to the subject matter hereof and supersedes all prior agreements, arrangements and communications between the parties dealing with such subject matter, whether oral or written.

          18. Benefits provided for hereunder may not be assigned or hypothecated, and to the extent permitted by law, no such benefits shall be subject to legal process or attachment for the payment of any claims against any person entitled to receive the same.

          19. If it shall be found that any person to whom a payment is due hereunder is unable to care for his affairs because of physical or mental disability, as determined by a licensed physician, the Company shall have the authority to cause the payments becoming due such person to be made to the legally appointed guardian of any such person or the spouse, brother, sister, or other person as it shall determine. Payments made pursuant to such power shall operate as a complete discharge of the Company.

          20. The Special Appendix VIII shall be construed, regulated and administered according to the laws of the State of Texas.

          21. This Special Appendix VIII shall be binding upon any successor (whether direct or indirect, by purchase, merger, consolidation, or otherwise) to all or substantially all of the business and/or assets of the Company in the same manner and to the same extent that the Company would be bound to perform if no such succession had taken place.

          22. Benefits to be paid under this Special Appendix VIII shall be paid out of general corporate assets when due, and are not funded, or guaranteed by any government agency.

          23. This Special Appendix VIII may be amended or terminated only by written agreement between and among the parties hereto.

                                       /s/ Paul T. Stecko
                                       -----------------------------------------
                                       Paul T. Stecko

                                       TENNECO PACKAGING INC.


                                       By /s/ Dana G. Mead
                                          --------------------------------------
                                       Its
                                          --------------------------------------

                          SPECIAL APPENDIX IX TO THE
              TENNECO INC. SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN
              ---------------------------------------------------


          In consideration of his services to Tenneco Management Company (the "Company") and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company, pursuant to the authority set forth in the Tenneco Inc. Supplemental Executive Retirement Plan ("Plan"), amends the Plan to add Special Appendix IX for the benefit of Theodore
R. Tetzlaff ("Tetzlaff"), and the parties hereto agree as follows, effective January 1, 1996:

     1. The monthly pension benefits to which Tetzlaff and his surviving spouse shall be entitled, provided that Tetzlaff serves the Company as an officer until January 1, 1997, shall be equal to the benefits to which Tetzlaff and his surviving spouse would be entitled under the Tenneco Inc. Retirement Plan (the "TRP"), the Tenneco Inc. Benefit Equalization Plan, and the Tenneco Inc. Supplemental Executive Retirement Plan (collectively, the "Tenneco Plans"), each computed as a single life annuity and using the generally applicable rules and actuarial factors of such plans if he were a participant in such plans, computed using the following special provisions:

          (a) Tetzlaff's service and participation will be regarded as beginning July 1, 1992.
          (b) Tetzlaff's retainer and bonus for each calendar year will be prorated for each month that Tetzlaff performs services for the Company as an officer during the calendar year to arrive at a covered monthly compensation under the TRP formula.
          (c) If Tetzlaff reaches age 55 while performing services for the Company as an officer, Tetzlaff will be eligible for an early retirement benefit with subsidized reductions factors parallel to the TRP factors, even though Tetzlaff does not have the service or participation required under the TRP provisions.
          (d) Tetzlaff's guaranteed minimum annual life only benefit will be as follows:

                    Age 55               $100,000 per year
                    Age 60               $200,000 per year
                    Age 65               $300,000 per year
               with a prorated guaranteed minimum annual life only benefit between the above ages.

          (e) In all other respects, the provisions of the Tenneco Plans shall apply.

     2. Tetzlaff shall receive benefits under this Special Appendix IX in the form of a single life annuity, or in a lump sum or in another form permitted under the TRP. If Tetzlaff dies before commencing to receive the benefits described hereunder, his beneficiary will receive a death benefit which is the present value of the benefits which he has accrued hereunder as of the date of his death. The actuarial factors set forth in the TRP shall be used to compute the benefits payable hereunder.

     3. This Special Appendix IX shall be administered by the Company, and the Company shall bear all costs of administration.

     4. This Special Appendix IX contains all of the terms agreed upon by the parties with respect to the subject matter hereof and supersedes all prior agreements, arrangements and communications between the parties dealing with such subject matter, whether oral or written.

     5. Benefits provided for hereunder may not be assigned or hypothecated, and to the extent permitted by law, no such benefits shall be subject to legal process or attachment for the payment of any claims against any person entitled to receive the same.

     6. If it shall be found that any person to whom a payment is due hereunder is unable to care for his affairs because of physical or mental disability, as determined by a licensed physician, the Company shall have the authority to cause the payments becoming due such person to be made to the legally appointed guardian of any such person or the spouse, brother, sister, or other person as it shall determine. Payments made pursuant to such power shall operate as a complete discharge of the Company.

     7. The Special Appendix IX shall be construed, regulated and administered according to the laws of the State of Texas.

     8. This Special Appendix IX shall be binding upon any successor (whether direct or indirect, by purchase, merger, consolidation, or otherwise) to all or substantially all of the business and/or assets of the Company in the same manner and to the same extent that the Company would be bound to perform if no such succession had taken place.

     9. Benefits to be paid under this Special Appendix IX shall be paid out of general corporate assets when due, and are not funded, or guaranteed by any government agency.

     10. This Special Appendix IX may be amended or terminated only by written agreement between and among the parties hereto.

                                       /s/ Theodore R. Tetzlaff
                                       -----------------------------------------
                                       Theodore R. Tetzlaff


                                       TENNECO MANAGEMENT COMPANY


                                       By /s/ Dana G. Mead
                                          --------------------------------------
                                       Its
                                          --------------------------------------